Exhibit 10.14

[LOGO]  Minolta Business Solutions

Salesperson: James Wray
Phone (858) 535-0400

EQUIPMENT:

Computer Hard/Software
Network Services

TERM AND RENT:

Initial Term: 48 Months
Monthly Rental Payment:  $283.80 (plus applicable taxes)

LESSEE:

Viper Networks Inc.
7960 Silverton Ave #210
San Diego, CA  92126
Phone No.: (858) 547-4214
Dated: 12/17/2000

THIS AGREEMENT IS NOT CANCELABLE

By:  /s/ John Castiglione
    ---------------------------
    Authorized Signature

CEO
------------
Title

Print Name:  John Castiglione

THE TERMS AND CONDITIONS PRINTED ON
THE REVERSE SIDE ARE MADE A PART HEREOF

MINOLTA BUSINESS SOLUTIONS, INC.

Salesperson:  J. Wray
Sales #:  664701
[_____]:  66
Terms:    Citi Capital
Date:  12-12-2000

Bill To:
Citi Capital

Bill to:
Citi Capital

Install Location:
Viper Networks Inc.
John Castiglione - CEO
858-547-4214
7960 Silverton Ave #210
San Diego, CA 92126


          Description                  Quantity  Total
          Dell Power Edge Server       1         $ 5,403.00
          Micron PC 1Ghz/256           1           2,603.00
          Netshelter Rack - 2 post     1             130.00
          APL - UPS 700 RM             1             450.00
          Linksys Dual Speed Switch-8  1             150.00
          2R10 Rack Chassis/KitMod     1             700.00

99NS140   5 - Hours Network Services   1             550.00
          @ $110 per hour

Sub-Total                                        $10,061.00
Tax Rate 7.75%                               Billed Monthly
Shipping & Installation                              $75.00
Total Due                                        $10,136.40

This sales order shall not constitute a binding agreement unless signed by a MBS Branch Manager or officer of MBS and subject to credit approval by MBS

Customer's Signature:  /s/ John Castiglione
Date:  12-13-2000

MBS Branch Manager Signature:
Date: